UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 12, 2004




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                   Page

Item 8.01.  Other Events......................................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits....................................      3

Signature.....................................................      4

Exhibit Index.................................................      5



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                        PIONEER NATURAL RESOURCES COMPANY


Item 8.01.   Other Events

     On October 12, 2004, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that it (i) has commenced a change of control offer to purchase any or all of the outstanding $200 million principal amount of 5.875% Senior Subordinated Notes Due 2012 (the "Notes"), originally issued by Evergreen Resources, Inc. pursuant to the Indenture dated March 10, 2004 (as amended and supplemented, the "Indenture"), and (ii) is soliciting consents to proposed amendments to the Indenture which will make the Notes' ranking, principal restrictive covenants and suspension and permanent-elimination provisions to be equal to those of the Company's 9-5/8% Senior Notes due April 1, 2010 and 7.50% Senior Notes due 2012.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1  News Release dated October 12, 2004.




                                       3






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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIONEER NATURAL RESOURCES COMPANY




Date: October 12, 2004           By: /s/ Richard P. Dealy
                                     -------------------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer



                                       4





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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

  99.1(a)             News Release dated October 12, 2004.


-------------
(a) filed herewith



                                       5






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